DIREXION SHARES ETF TRUST

DIREXION DAILY S&P 500® BEAR 1X SHARES (SPDN)

DIREXION DAILY GOLD MINERS INDEX BULL 3X SHARES (NUGT)

DIREXION DAILY JUNIOR GOLD MINERS INDEX BULL 3X SHARES (JNUG)

DIREXION DAILY JUNIOR GOLD MINERS INDEX BEAR 3X SHARES (JDST)

DIREXION DAILY SEMICONDUCTOR BEAR 3X SHARES (SOXS)

DIREXION DAILY REGIONAL BANKS BEAR 3X SHARES (WDRW)

DIREXION DAILY RUSSIA BEAR 3X SHARES (RUSS)

DIREXION DAILY S&P 500® BEAR 3X SHARES (SPXS)

Supplement dated February 28, 2017 to the

Summary Prospectuses, Prospectuses and Statements of Additional Information (“SAI”)

dated February 28, 2017

The Board of Trustees of the Direxion Shares ETF Trust (“Trust”) has approved, based on the recommendation of Rafferty Asset Management, LLC, the investment adviser to the Direxion Daily S&P 500® Bear 1X Shares, Direxion Daily Gold Miners Index Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bear 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Regional Banks Bear 3X Shares, Direxion Daily Russia Bear 3X Shares and the Direxion Daily S&P 500® Bear 3X Shares (each a “Fund” and collectively the “Funds”), a reverse split of the issued and outstanding shares of the Funds.

After the close of the markets on April 28, 2017, the Funds will affect reverse splits of their issued and outstanding shares as follows:

Fund Name	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Direxion Daily S&P 500® Bear 1X Shares	1 for 2	50%
Direxion Daily Gold Miners Index Bull 3X Shares	1 for 4	75%
Direxion Daily Junior Gold Miners Index Bull 3X Shares	1 for 4	75%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	1 for 4	75%
Direxion Daily Semiconductor Bear 3X Shares	1 for 5	80%
Direxion Daily Regional Banks Bear 3X Shares	1 for 5	80%
Direxion Daily Russia Bear 3X Shares	1 for 5	80%
Direxion Daily S&P 500® Bear 3X Shares	1 for 5	80%

As a result of this reverse split, every two, four or five shares of a Fund will be exchanged for one share as indicated in the table above. Accordingly, the total number of the issued and outstanding shares for the Funds will decrease by the approximate percentage indicated above. In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately two-, four- or five-times higher for the Funds. Shares of the Funds will begin trading on the NYSE Arca, Inc. (the “NYSE Arca”) on a split-adjusted basis on May 1, 2017.

The next day’s opening market value of the Funds’ issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The table below illustrates the effect of a hypothetical one-for-two, one-for-four or one-for-five reverse split anticipated for the Funds, as applicable and described above:

1-for-2 Reverse Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	120	$10	$1,200
Post-Split	60	$20	$1,200

1-for-4 Reverse Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	120	$10	$1,200
Post-Split	30	$40	$1,200

1-for-5 Reverse Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	120	$10	$1,200
Post-Split	24	$50	$1,200

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Funds’ shares and maintains a record of the Funds’ record owners.

Redemption of Fractional Shares and Tax Consequences for the Reverse Split

As a result of the reverse splits, a shareholder of a Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the NYSE Arca. Thus, a Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Record Date. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse splits will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption.

“Odd Lot” Unit

Also as a result of the reverse splits, each Fund may have outstanding one aggregation of less than 50,000 shares to make a creation unit, or an “odd lot unit.” Thus, each Fund will provide one authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.

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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus and SAI.